R.H. Donnelley Investor Day March 22, 2006

Safe Harbor Statement Certain statements contained in this presentation regarding RHD's future operating results or performance or business plans or prospects and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words "believe," "expect," "anticipate," "intend," "should," "will," "planned," "estimated," "potential," "goal," "outlook," "industry outlook, trends and forecast" and similar expressions, as they relate to RHD or its management, have been used to identify such forward-looking statements. All forward-looking statements reflect only RHD's current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to RHD. Accordingly, the statements are subject to significant risks, uncertainties and contingencies which could cause RHD's actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements. Such risks, uncertainties and contingencies include, but are not limited to, statements about the benefits of the merger between RHD and Dex, including future financial and operating results, RHD's plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the risk that the businesses will not be integrated successfully; (2) the risk that the expected strategic advantages and cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers; and (4) general economic conditions and consumer sentiment in our markets. Additional factors that could cause R.H. Donnelley's results to differ materially from those described in the forward-looking statements are described in detail in the registration statement on Form S-4 that R.H. Donnelley filed with the Securities and Exchange Commission (the "SEC") (Registration No. 333-129539), which contains the joint proxy statement/prospectus relating to the transaction, R.H. Donnelley's Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2005 in Item 7 "Management's Discussion and Analysis of Financial Condition and Results of Operations," Dex Media's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 in Item 1 "Business" and Item 7 "Management's Narrative Analysis of Results of Operations," as well as R.H. Donnelley's and Dex Media's other periodic filings with the SEC that are available on the SEC's website at www.sec.gov. All case studies included in this presentation are based on situations and/or markets in which RHD or its subsidiaries have achieved success. They do not represent average performance or outcomes.

Agenda Compelling Financial Model Steve Blondy, EVP and CFO Positioned for Continued Success Dave Swanson, CEO Strong Yellow Pages Industry Dennis Fromholzer, CRM Associates Company Overview Peter McDonald, President and COO Strong Brands, Innovative Products Maggie Le Beau, SVP and CMO Lunch and Panel Discussion Roy Beatty, ServiceMaster Peter Broadbent, Wahlstrom Group Carl Fremont, Digitas Dennis Fromholzer, CRM Associates Online Opportunities Simon Greenman, SVP, Digital Strategy Closing Remarks Dave Swanson, CEO

Key Themes Strong Yellow Pages Industry and Products Online Local Commercial Search Opportunities RHD's DNA Exceptional Cash Flow

Compelling Financial Model EBITDA Growth EBITDA: 2.0% CAGR Revenue Year 1 100 Year 2 102 Year 3 104.04 Year 4 106.1208 Year 5 108.243216 These figures do not apply to RHD and do not constitute any indication of RHD's future performance Equity Value: 16.2% CAGR Equity Growth Equity Debt Year 1 335.4166667 664.5833333 Year 2 395.6597222 624.3402778 Year 3 461.5688657 578.8311343 Year 4 533.6291879 527.5788121 Year 5 612.3664619 470.0656981 ASSUMPTIONS $200 million initial revenue; 2% growth p.a. 50% EBITDA margins No cash taxes Working capital + cap. ex. = 5% of revenue 10x EBITDA multiple Initial 7x leverage 8% interest rate Free cash flow repays debt

Investment Decision Initial cash price Risk Cash flow return

Execution Drives Shareholder Value RHD's Cumulative Operating Cash Flow(1) and Stock Price Return RHD's Cumulative OCF RHD's Cumulative Stock Price Return 1Q03 88.809 0 2Q03 131.522 0.246 3Q03 226.097 0.363 4Q03 248.597 0.499 1Q04 343.216 0.609 2Q04 396.067 0.559 3Q04 572.3 0.893 4Q04 654.898 1.098 1Q05 767.728 0.954 2Q05 849.61 1.258 3Q05 969.243 1.13 4Q05 1046.949 1.165 1) RHD's cumulative operating free cash flow measures RHD's stand-alone operating cash flow generated between the first quarter of 2003 and each period presented Initial Cash Price Risk Cash Flow Return

Compelling Valuation Industry EV/EBITDA Multiple Newspapers 33.3 Diversified Media 25 Outdoor 19.8 Television 11.2 Radio 10.3 RHD 6.2 2006 FCF Multiple Sources: CSFB equity research, 2006; Lehman Brothers equity research, 2006; and Company data 1) RHD share price as of March 15, 2006. 2006G FCF of at least $700 million; 2006G EBITDA of $1.46 billion; and share count of 73 million. 2006 guidance was issued February 22, 2006. Net debt of $10.6 billion as of January 31, 2006. Please see appendix for reconciliation of non-GAAP figures to the most comparable GAAP numbers Initial Cash Price Risk Cash Flow Return (1,2) Industry EV/EBITDA Multiple Outdoor 13.8 Radio 10.1 Television 9.2 Diversified Media 9.1 Newspapers 8.6 RHD 8.8 2006 EBITDA Multiple 2) Enterprise value reduced by $2.1 billion net present value of tax benefits (1)

Components of Risk Initial Cash Price Risk Cash Flow Return Low Operating Risk Strong Cash Flow Attractive Financing Rates Ability to Sustain Financial Leverage + = +

Solid Foundation Over 600,000 local and national advertisers Largest advertiser accounts for less than 1% of revenue Over 90% recurring revenue Revenue spread primarily across 200 key headings Operations in 28 states Average annual revenue per local advertiser of $3,500 Diverse Customer Base and High Recurring Revenue Initial Cash Price Risk Cash Flow Return

Strong Value Proposition Outdoor Internet TV Newspaper Radio Direct Mail RHD Glamorous X X X X X Targeted X X X X Measurable X X X Permission-Based X High Return on Investment X X Initial Cash Price Risk Cash Flow Return

Yellow Pages Newspapers 1990 0 0 1991 0.033707865 -0.057990769 1992 0.04494382 -0.047829993 1993 0.06741573 -0.007930362 1994 0.101123596 0.064279297 1995 0.146067416 0.125027106 1996 0.213483146 0.189616183 1997 0.280898876 0.290852204 1998 0.359550562 0.372076454 1999 0.483146067 0.445060562 2000 0.606741573 0.519469657 2001 0.685393258 0.370930269 2002 0.707865169 0.363991202 2003 0.725842697 0.389145318 2004 0.78988764 0.444007311 Source: Veronis Suhler Stevenson and Robert J. Coen; Universal McCann, 2005 Yellow Pages Have Delivered Consistent Growth Stable Growth $15.9B 4.2% CAGR 2.7% CAGR $8.9B Initial Cash Price Risk Cash Flow Return

Efficient Cash Generation Unlevered Free Cash Flow(1) as a Percent of Revenue Unlevered Free Cash Flow(1) as a Percent of EBITDA Industry FCF Margin Yellow Pages 0.56 Radio 0.28 Outdoor 0.21 TV 0.2 Diversified Media 0.15 Newspapers 0.14 Magazines 0.1 Source: Various company filings and JPMorgan. Based on 2004 results Industry FCF Margin Yellow Pages 0.97 Radio 0.75 Diversified Media 0.69 Magazines 0.66 Outdoor 0.6 Newspapers 0.56 TV 0.55 1) Unlevered free cash flow represents free cash flow independent of capital structure and is estimated to be cash flow from operations plus after tax net interest expense (40% tax rate applied to interest expense add-back for other media companies that are cash tax payers. 0% tax rate applied to interest expense add-back for Yellow Pages, as neither RHD nor Dex were cash tax payers in 2004) minus capital expenditure Source: Various company filings and JPMorgan. Based on 2004 results Initial Cash Price Risk Cash Flow Return

Based on a 39.0% tax rate The balances of net operating loss carryforwards as of 12/31/05 were $343 million and $271 million for R.H. Donnelley and Dex Media, respectively Utilizing a 35% tax rate for NOLs and assuming full usage in 2011 Assuming adjusted weighted average diluted shares outstanding of 73 million per 2006 guidance issued February 22, 2006. Please see appendix for reconciliation of non-GAAP figures to the most comparable GAAP numbers Net Present Value of Available Cash Tax Benefits(3) Valuable Tax Benefits Acquisitions resulted in tax basis "step-up" of approximately $10 billion Cash value of approximately $250 million per year(1) through 2016 Current net operating loss carryforward of approximately $600 million(2) No meaningful cash taxes until 2011 Discount rate 6% 8% NPV ($ millions) $2,343 $2,100 Value per Share(4) $32.10 $28.76 Initial Cash Price Risk Cash Flow Return

1) Excludes debt pay down from the proceeds of Dex 2004 IPO 1 Combined Debt Repayment Date Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 12/31/2003 648 12/31/2004 758 12/31/2005 832 Combined RHD + Dex Debt Repayment ($ millions) Initial Cash Price Risk Cash Flow Return Over $2.2 Billion of Aggregate Debt Repaid Over the Last Three Years

RHD's Investment Factors Investment Decision Factor RHD Provides Initial cash price Attractive entry point Risk Low operating risk that offers greater ability to sustain financial leverage Cash flow return Strong cash flow generation that drives levered equity returns

(1) Guidance is provided on a consolidated basis for 2006 adjusted to exclude the effects of purchase accounting and assuming the Dex transaction closed on January 1. Please see Appendix for reconciliation of non-GAAP figures to the most comparable GAAP numbers 2006 Guidance(1) Advertising Sales: Approx. $2.7 billion EBITDA Margin Excluding FAS 123 Expense: Approx. 53% to 54% Free Cash Flow: More than $700 million Capital Expenditures: Approx. $75 million Weighted Average Fully Diluted Shares Outstanding: Approx. 73 million

Positioned for Continued Success Dave Swanson Chief Executive Officer

Strong Yellow Pages Industry and Products Online Local Commercial Search Opportunities RHD's DNA Exceptional Financial Profile Investment Highlights Stable, visible revenue stream Print / Online usage growing Strong ROI to diverse customer base Incumbent benefit w/o Telco strategy conflict Performance culture / proven management RHD business process Leveraging robust, accurate content Sales channel provides monetization model Dynamic products attract new and different advertisers High recurring revenue and margins Significant free cash flow conversion and debt repayment Valuable tax benefits

Our Business Local Commercial Search

Business Purpose Our Business Proposition Generate a high volume of qualified prospects for the businesses that buy advertising and marketing services from us. RHD Products & Services

Broad Coverage The 3rd largest directory publisher in the U.S. with published directories in 28 states Significant Size (1) Per ComScore Substantial Scale and Reach Over 600 directories Approximately 80 million of circulation Over 600,000 advertisers Approximately 1,800 sales representatives Leading Internet usage share in Dex's territory(1)

Core Strategies The RHD Business ProcessTM The RHD Integrated Marketing SolutionTM

Sprint Pub Sales Growth 2005 0.045 2004 0.027 2003 0.012 2002 -0.03 RHD Acquisition Announced1 Under Construction Implementation Execution The RHD Business Process at Work Sprint Publication Sales Growth Rate Sprint transaction announced September 22, 2002. Transaction closed on January 3, 2003 Please see Appendix for reconciliation of non-GAAP figures to the most comparable GAAP numbers

Print Internet Agreements Internet Marketing Services Online Search Emerging Distribution Platforms Generating a high volume of qualified prospects for advertisers The RHD Integrated Marketing Solution

Source: Knowledge Networks, Inc., 2005 Stable Print Usage Print 2000 14.9 2005 14.5 Annual Yellow Pages References (in billions) Continued strong usage of printed product Growth in usage in most top revenue headings Print Internet Agreements Internet Marketing Services Online Search Emerging Distribution Platforms Generating a high volume of qualified prospects for advertisers Strong Industry Fundamentals

Usage remains strong Approx. 2.5 billion references annually to RHD print products1 Mini / Mobile versions adding incremental usage #1 source of customers for service businesses2 The RHD Integrated Marketing Solution Print Generating a high volume of qualified prospects for advertisers Estimate based on total U.S. references to print Yellow Pages of 14.5 billion in 2005 time RHD pro forma adjusted revenue of $2.7 billion divided by $15.6 billion total U.S. Yellow Pages revenue in 2005; Source: Veronis Suhler Stevenson, 2005 and KN/SRI, 2005 2) Source: TNS / Media Impact Study 2005, Top 135 Headings Internet Agreements Internet Marketing Services Online Search Emerging Distribution Platforms

Strong Industry Fundamentals Source: Knowledge Networks, Inc., 2005 Stable Print Usage and Growing Internet Opportunity Print IYP 2000 14.9 2005 14.5 1.8 14.9 Annual Yellow Pages References (in billions) Print Internet Agreements Internet Marketing Services Online Search Emerging Distribution Platforms Multi Platform Delivery Creates More Usage Generating a high volume of qualified prospects for advertisers 16.3

The RHD Integrated Marketing Solution Over 150 million searches in 2005 Provides users most complete and accurate online info in our markets Provides advertisers more potential customers Dex has used strength of content, site and brand to generate leading usage share online1 Print Internet Agreements Internet Marketing Services Online Search Emerging Distribution Platforms Generating a high volume of qualified prospects for advertisers + Internet Agreements 1) Dex Region IYP Usage Share Report, comScore

The RHD Integrated Marketing Solution RHD extends the reach of advertisers Drives even more customers to advertisers Easy one stop solution for SME's Adds incremental pricing power for RHD Print Internet Agreements Internet Marketing Services Online Search Emerging Distribution Platforms Generating volumes of qualified prospects for Advertisers +

Complete solution for marketing on the web Web Site design / hosting Keyword purchasing on leading search sites and portals Pay for performance pricing Easy one stop shop The RHD Integrated Marketing Solution The RHD Integrated Marketing Solution Print Internet Agreements Internet Marketing Services Online Search Emerging Distribution Platforms Generating a high volume of qualified prospects for advertisers

The RHD Integrated Marketing Solution The distribution options are rapidly broadening Print Internet Agreements Internet Marketing Services Online Search Emerging Distribution Platforms Generating a high volume of qualified prospects for advertisers

? Multi Platform Offering Serves Potential Customers Regardless of Where They Look Print Internet Agreements Internet Marketing Services Online Search Emerging Distribution Platforms The RHD Integrated Marketing Solution

2006 Goals Make significant progress integrating Dex Media Finish constructing a solid foundation in the AT&T markets Advance comprehensive local online search and digital products strategy for the combined enterprise Continue to generate substantial free cash flow to repay debt

Strong Yellow Pages Industry Dennis Fromholzer, Ph. D President, CRM Associates This section of the presentation was created by CRM Associates, who is solely responsible for the content. The views, opinions and conclusions expressed in this section are those of CRM Associates based upon its own and/or the herein specified research and not necessarily those of RHD.

Well-Positioned vs. Other Media Yellow Pages: An Essential Tool For SME's Yellow Pages Users Attractive to Advertisers - High Income Individuals with a Propensity to Spend Print Usage Remains Stable while Online Usage Growing Rapidly Return on Investment Higher and More Measurable than Other Local Media

Educating Advertisers Deeper Insights from new data: Over 100,000 metered ad studies Simmons & MRI consumer shopping data Usage studies by Knowledge Networks / SRI & TNS Content Study - Much better understanding of value dynamics of Yellow Pages products "Theory of Value & Usage" - supported by data YP Sales reps better equipped today to help advertisers get the greatest value from the products

Why Do People Use YP? Life Events / Life Stages And "Out-of-the-Ordinary Situations" Shopping Events YP Usage

YP Users Spend More 25% more than the average customer: Bicycles 26% Books 14% Carpet Dealers 58% Contractors 49% Doors 15% Furniture 69% Lighting Fixtures 82% Office Furniture 22% Pizza 21% Sporting Goods 17% Travel Agencies 44% Source: Simmons 2005

Attractive Demographics Paper: Higher Household (HH) Incomes Higher Educational Level Years HH Usage Level % of Pop Education Income Heavy 18% 13.6 $69.0 Non-users 11% 12.0 $64.3 Source: Simmons 2004 IYP: Household income 29% higher than average 11/2 years more education than average 61/2 years younger than average Spend more than average consumers

Users Characterize Themselves As: Informed & smart shoppers Information gatherers Adventurous / enjoy taking risks / pursue challenges Culturally sophisticated Fashion / style conscious Keep up with changes Like to stand out in a crowd Change brands for variety & novelty Internet savvy Outspoken Leaders Influencers - others come to them for advice Source: Simmons 2005

Source: Simmons Spring 2005; TNS MIS 2005 YP Users and Other Media Characteristics of YP users: First among friends +40% Pay anything for product wanted +35% Friends ask me for advice +23% Heavy Internet User +25% Heavy YP Print Users are 32% more likely to be one of the heaviest Internet users 47% of IYP users also refer to the paper directory for a purchase

Yellow Pages Users: Attractive to Advertisers Yellow Pages reaches a constantly changing group of consumers: Need-driven At a specific point in time With distinct shopping characteristics Most Yellow Pages users are new customers Deep and relevant content drives repeated usage Relationships Usage Content

The Future of Yellow Pages

Key Life Events Likely to Increase Over the Next Two Decades Baby Boomers (ages 42-60) (77 million) Youngest daughter get married Make last home mortgage payment Youngest child graduate college Collect from pension Retire Grandchild born Baby Boomlet (ages 9-27) (79 million) Get married Buy First Home Child is born New job Spending by the 65-plus set is rising faster than in any other age group, fueled by a more educated and affluent generation. Gen. X Baby Boomers Gen.Y- Boomlets

Key Trends for the Over - 50 Group Growth of the over-50 Population Spending Power - control 77% of country's financial assets Baby Boomers - higher incomes, never retire, big spenders Empty Nesters - fastest growing HH type; more $s to spend Transfer of Wealth - $7-$10 trillion Retirement Redefined Grandparents - 80 million by 2010 Shopping Patterns & Low Brand Loyalty

Sources: CRM Associates; Simmons Spring 2005 Relative Media Usage by 18-24 Year Olds 18-24 Year Olds 18-24 Year Olds 18-24 Year Olds 18-24 Year Olds

Headings Vary By Life Stage

18-21 Year-old Singles

- CDs & Tapes / Music
- Health Clubs
- Photographic Equipment
- Stereo Equipment
- Photographers
- Taxicabs / Limousines
- Apartments
- Golf / Miniature Golf
- Toys & Games
- Formal Wear
- Buses
- Dining Out: Restaurants - Delivery

22-24 And Married

- Burglar Alarm / Security System
- Apartments
- Real Estate Loans / Mortgages
- Marriage / Family Counselors
- Resorts
- Office Furniture
- Bed & Breakfasts
- Internet Services
- Child Care
- Photographers
- Child Care / Preschool
- Exterminators / Pest Control
- Appliances - Large
- Health Clubs
- Dentists
- Attorneys / Lawyers

RHDonnelley® PROGRESS · PERFORMANCE · POTENTIAL
3-13

Usage is Strong: YP Influences More Buyers Than Any Other Medium Buyers Than Any Other Medium Buyers Than Any Other Medium Source: TNS (NFO) Media Impact Study 2005 - YP Top 150 Headings

Source: CRM Associates, 2006 YP Metered Ad Study Call Volumes Holding Strong

Yellow Pages Value to Advertisers Relevant - used by 24% of active buyers Decision-Impacting - 60-70% are shopping Recent & Full-engagement - consumers actively seeking ads Ready-to-Buy - 88% of users make purchases Reach Their Best Customers - need & life event-driven; spend 25% more; great demographics! Good for Their Business Typical business receives over 800 calls per year per display ad. 54% are new customers Over $55 of revenue for every $1 spent on paper or IYP ads in general Over $13 of revenue and $4 of profit for every $1 spent on Yellow Pages Display ads Sources: CRM Associates 2005, Knowledge Networks/SRI 2005, TNS 2005

Yellow Pages and Media Trends Keys to success for the future: Targeted Permission-based Engagement Consumer Control Accountable "Media will be extinct soon, public radio host says" (Journalist Bob Garfield) "The Advertising Model is Dying" (LA Times 12/21/2005) "Consumers Trust Each Other More Than Advertising" (11/9/2005)

Yellow Pages a Cost-Effective Medium Averaged across Yellow Pages' top 135 headings, advertisers pay less per buyer influenced for Yellow Pages than you pay for any other advertising medium. Sources: CRM Associates 2005, Competitive Media Reports 2005

Yellow Pages Value Proposition Remains Strong Conclusion

Company Overview Peter McDonald President & Chief Operating Officer

RHD Strategy: Focus on the Core Business Expand the Footprint Launch New Products At our 2003 Investor Day we said...

Sprint Completed three sales cycles AT&T Completed first sales cycle Implementing the RHD Business Process Dex Beginning first sales cycle

Chicago Orlando Naples/ Ft. Myers Las Vegas Phoenix Albuquerque Denver Salt Lake City Portland Minneapolis Third largest directory company in U.S. 600+ Directories 80 million Circulation 600,000+ Advertisers 1,800+ Sales Reps Seattle Substantial Scale and Reach

RHD Transformation 2002 2003 2004 2005 2006 Titles 0 260 389 384 600 2002 2003 2004 2005 2006 Customers 0 160 260 260 600 (1) 1) Per 2006 guidance issued February 22, 2006. Please see appendix for reconciliation of non-GAAP figures to the most comparable GAAP numbers

Build a Team of Winners Consumer Focus Product of Choice Value Proposition for Advertisers RHD Business Process

Marketing Financial Operations Recruiting / Hiring / HR Training Sales Graphics IT Systems Publishing Print Distribution Billing / Credit Collections Customer Service Corporate Finance Communications Execution RHD Business Process

RHD Business Process Marketing Execution Market Investment Plans (MIPs) Coverage Area + + + = Content Features Brand Product of Choice

2002 2003 2004 2005 Sprint -0.03 0.013 0.027 0.045 Sprint Markets Pub Sales Growth & Impact of Market Investment Plans 0 MIPs 5 MIPs 20 MIPs 40 MIPs Please see appendix for reconciliation of non-GAAP figures to the most comparable GAAP numbers

Sprint Markets Recurring Local Revenue 2002 2003 2004 2005 Sprint 0.88 0.915 0.932 0.946 % Local Sales Base

Sprint Markets Local Sales to New Customers 2002 2003 2004 2005 Sprint 0.084 0.094 0.095 0.101 % Local Sales Base

Sprint Markets Increasing IYP Penetration Rate % of display customers purchasing online 2003 2004 2005 Sprint 0 0.28 0.6 0 56 235+ Markets online at year-end

Sprint Markets Sprint Markets Performing In Line with Expectations Revenue Growth Customer Growth Strong Recurring Revenue Reduced Adjustments and Bad Debt New Products

AT&T Markets Creating a Foundation for Growth Completed billing conversion Improving quality of customer base Strengthening the brand Building the Product of Choice

AT&T Markets Cover "My" Shopping Area Over 4,300 user interviews Advertiser focus groups Product of Choice

Content Drives Usage Display advertising in key headings(2) Before After Growth Libertyville 231 473 105% Skokie 104 384 269% Algonquin 216 355 64% (1) Quarter column equivalents (2) Key headings include: restaurants, physicians and surgeons, auto dealers, auto parts, auto repair, pizza, lawyers, beauty salons, dentists, insurance, plumbing and contractors Increased content users receive QCE's Color Lake County 61% 93% North Shore 105% 178% McHenry 51% 340% Northwest 37% 56% AT&T Markets Product of Choice

Proof of Performance Dex Markets Leading Usage Share Outstanding Brand Quality Products Attractive ROI Talented People Dex Plus Means More Calls! Dex Plus Means More Calls! Dex Plus Means More Calls! Dex Plus Means More Calls! Dex Plus Means More Calls! Dex Plus Means More Calls! LOOK at the ADDED Yellow Pages Calls Generated by Dex being ALWAYS within REACH! LOOK at the ADDED Yellow Pages Calls Generated by Dex being ALWAYS within REACH! LOOK at the ADDED Yellow Pages Calls Generated by Dex being ALWAYS within REACH! LOOK at the ADDED Yellow Pages Calls Generated by Dex being ALWAYS within REACH! LOOK at the ADDED Yellow Pages Calls Generated by Dex being ALWAYS within REACH! LOOK at the ADDED Yellow Pages Calls Generated by Dex being ALWAYS within REACH! Don't LET Your Customers Miss Out on This Huge Part of the Pie! Don't LET Your Customers Miss Out on This Huge Part of the Pie! Don't LET Your Customers Miss Out on This Huge Part of the Pie! Don't LET Your Customers Miss Out on This Huge Part of the Pie! Don't LET Your Customers Miss Out on This Huge Part of the Pie! Don't LET Your Customers Miss Out on This Huge Part of the Pie! Proven Growth in Phoenix: YOY Additive Calls from Plus! Proven Growth in Phoenix: YOY Additive Calls from Plus! Proven Growth in Phoenix: YOY Additive Calls from Plus! Proven Growth in Phoenix: YOY Additive Calls from Plus! Proven Growth in Phoenix: YOY Additive Calls from Plus! Proven Growth in Phoenix: YOY Additive Calls from Plus! Advertiser Heading & Ad Size Phoenix Metro 2004 Apr-Oct Phoenix Metro* 2005 Apr-Oct Phoenix Plus* 2005 Apr-Oct YOY Growth Total Core Metro & Plus ABC Pest Control Pest Control Services Q16P 1,370 8th Place 1,683 7th Place 534 2nd Place 847 more calls 62% more XYZ Windows and Repair Glass-Beveled Ornamental, etc. Q04 628 1st Place 773 1st Place 321 1st Place 466 more calls 74% more XYZ Windows and Repair Windows-Repair Q04 616 1st Place 1,059 1st Place 318 1st Place 761 more calls 124% more * April through October calls from the CMS top line report October 2005 * April through October calls from the CMS top line report October 2005 * April through October calls from the CMS top line report October 2005 * April through October calls from the CMS top line report October 2005 * April through October calls from the CMS top line report October 2005 * April through October calls from the CMS top line report October 2005

Measurable Results For Advertisers Sample Monthly Metered Ad Activity Report

Dex Integration On Track Key Leadership in Place Systems Evaluation in Progress Product Innovation Ongoing RHD Process Implementation Underway

Formula For Sustainable Growth + + Business Process Innovation and Execution

Operational Excellence Track Record of Delivering Solid Results Proven Business Process Uniquely Qualified Management Team Positioning RHD to Deliver Long-Term Sustainable Growth

Strong Brands, Innovative Products Maggie Le Beau Chief Marketing Officer

Key Messages Strong Brands Innovative Products Competitive Strength

Product of Choice Step-cut tabs Internet and email listings Consumer-focused heading management

Product of Choice: Fayetteville, NC 2003 2004 2005 ref share 0.76 0.82 0.84 Fayetteville Usage Share 76% 82% 84% 2004 2005 REF 819.1 866.3 819.1M 866.3M Legacy RHD References grew by 6% in the one year since rollout of Product of Choice Source: Ipsos-Insight, Retention and Usage Study, 2005; WirthlinWorldwide, Retention and Usage Study 2004 & 2003

Product Innovation Spanish Yellow Pages Getaways Dex Plus Ink Jet Edge Front Cover Gate Fold Tip-ons Small Spine Advertising White Pages Color In-Heading Coupons New Features New Products

Dex Plus Drives incremental revenue Supports core book growth Expands content and usage Improves advertiser ROI Improves advertiser ROI Improves advertiser ROI Improves advertiser ROI Improves advertiser ROI

Dex Plus: Des Moines, Iowa Reference Share Dex Yellow Book 2005 2006 Dex 0.58 0.75 Yellow Book 0.42 0.25 Source: Wiese Research Associates, Inc., 2006

Extended Distribution Extends concept to legacy RHD market

Dex Value Most Competitors' Value Enables Sales Reps to Make Competitive Sale Versus The RHD Advantage Enables Advertisers to Understand Value of Yellow Page Investment 1 comScore IYP Search Report: Dex 14-State Region 3Q2005 2 Search Engine Watch, February 2003

ROI Yellow Pages 64 Online 49 Newspapers 23 Magazines 18 Direct Marketing 12 Television 10 Radio 8 Our Competitive Advantage Average Return on Investment Comparisons across media Source: CRM Associates, Yellow Pages Trends & Opportunities, 2005

Competitive Strength Eleven large markets with significant Yellow Book competition YB RHD Both East 0.14 0.73 0.12 Advertiser Share RHD only Both Yellow Book only 73% 12% 14% Source: Keyed Data Analysis -- ASEC

1st Qtr East 0.63 West 0.849 Competitive Strength Advertiser Retention 85% 63% Yellow Book Dex 2004 1st Qtr East 0.608 West 0.854 85% 61% Yellow Book Dex Highly competitive Dex market (Minneapolis) 2005 Source: Key book data

Online Local Commercial Search Opportunities Simon Greenman SVP Digital Strategy and Innovation

Strategic Competitive Differentiation Drives Content Acquisition Drives Consumer Loyalty Drives Advertiser Value Sales of Product Superior Site Scale of Usage

Positioned to Penetrate Existing and New Advertiser Segments


NO PENTRATION, STRONG MID TERM OPPORTUNITY
LTD PENETRATION, STRONG LONG TERM OPPORTUNITY
New Products
Existing Products
Market Growth Opportunity
LOW PENETRATION, IMMEDIATE HIGH DEMAND OPPORTUNITY
LTD PENETRATION, STRONG IMMEDIATE DEMAND OPPORTUNITY
Existing YP Advertiser Base
In-Region Non YP Advertiser Base
600,000 advertisers
1,300,000 prospective advertisers

RHDonnelley PROGRESS · PERFORMANCE · POTENTIAL
6-2

Strategic Focus: Anytime, Anywhere, Anyway Mobile / Voice / TV Customers Tomorrow Advertiser Directories Internet YP Customers Today Advertiser Search Engines

Demonstration of Sales of Products

The Value of the Sales Force Low tech Minimal marketing skills Limited time Simplified, turn-key solutions Familiar print bundle opportunities Existing, trusted, advisory relationship Scalable channel infrastructure Local SMB Characteristics Value of Sales Force and Product

2006 Driving Penetration: Business Profiles Business Name Map and Directions Keywords (limited) Hours of Operation Web/E-Mail IYP Products Description Tag Line Ad Viewer Keywords (unlimited) Basic Full

Search Engine Marketing Complete, easy one- stop shop solution for search engine marketing: Web Site design / hosting Keyword purchasing on leading search sites and portals Pay for performance pricing

Capturing the Broadband Opportunity Demonstration of Video Product Innovation

Scale of Usage – Sprint and Illinois Territories


Quarterly Searches
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Over 750% YOY Growth in 4Q2005
4Q2004
1Q2005
2Q2005
3Q2005
4Q2005

Notes: Includes BestRedYP, ChicagoB2B and all IL sites (e.g., ChicagoLandYP, ChampaignYP, SpringfieldYP, PeoriaYP, IllinoisAreaYP, RockfordAreaYP, MetroEastYP, Quadcitiesyp, ChicagoYP, NWIndianaYP, NorthwestIndianaYP); Omniture data.

RHDonnelley® PROGRESS · PERFORMANCE · POTENTIAL
6-9

Scale of Usage - Dex Territories Q4 '03 Q4 '05 Local Google NA 0.1 Yahoo 0.14 0.16 Superpages 0.2 0.15 DexOnline 0.21 0.3 Other 0.36 0.29 30% 21% Source: Dex Region IYP Usage Share Report, comScore. Other sites represented 36% and 29% in 4Q2003 and 4Q2005, respectively. In 4Q2004 comScore began including Yahoo Local (included in the Yahoo line item) and Local Google.

Extending Usage - Dex Ad Network Placement Guaranteed, premium placement within Sponsored Business section atop YP results Placement based on relevance via Google algorithm Extent of Integration Each RHD-provided listing includes a "Yellow Pages Ad" which opens a page with RHD attribution "More from DexOnline" link within relevant Google Local results and mappings Financials RHD pays Yahoo! None

Site Evolution Business Profiles "Connect" "Shop" "Share" 2003 2004 2005 2006 2007 Content Search Replica Ads Comparison Pages Merchant Recommendations

Demonstration of Next Generation Destination Search

Multiple URLs and Online Brands Reduce portfolio of URLs and online brands Scale of Usage Increase scale of usage across all territories Site Platform Migrate to single "best in class" site platform Best Practices Integrate teams and share best practices 2006 Integration Plans

R.H. Donnelley Investor Day March 22, 2006

Positioned for Continued Success Dave Swanson Chief Executive Officer

Strong Yellow Pages Industry and Products Online Local Commercial Search Opportunities RHD's DNA Exceptional Financial Profile Investment Highlights Stable, visible revenue stream Print / Online usage growing Strong ROI to diverse customer base Incumbent benefit w/o Telco strategy conflict Performance culture / proven management RHD business process Leveraging robust, accurate content Sales channel provides monetization model Dynamic products attract new and different advertisers High recurring revenue and margins Significant free cash flow conversion and debt repayment Valuable tax benefits

R.H. Donnelley Investor Day March 22, 2006

Appendix

Over $1.8 billion from the Sprint acquisition (January 2003) Over $1.1 billion from the AT&T acquisition (September 2004) Over $2.7 billion from the Dex East acquisition (November 2002) Over $4.1 billion from Dex West acquisition (September 2003) Cash Tax Benefits Available by Year(1) ($ millions) Tax Step-Up Detail Step-up primarily amortized over 15 years from date of acquisition and is calculated based on the purchase price less the basis in acquired assets Based on a 39.0% tax rate

Debt Detail Entity Description Value ($ billions) as of 1/31/06(1) Dex Media East Sr. sec. bank loans $767.5 9.875% unsec. sr. notes due 2009 450.0 12.125% unsec. sr. sub. notes due 2012 341.3 Dex Media West Sr. sec. bank loans $1,332.7 8.500% unsec. sr. notes due 2010 385.0 5.875% unsec. sr. notes due 2011(2) 300.0 9.875% unsec. sr. sub. notes due 2013 761.8 Dex Media Inc. 8.000% unsec. sr. notes due 2013 $500.0 9.000% unsec. sr. discount notes due 2013 598.8 R.H. Donnelly Inc. Sr. sec. bank loans $2,165.9 8.875% unsec. sr. notes due 2010(3) 7.9 10.875% unsec. sr. notes due 2012 600.0 R.H. Donnelley Corp. 6.875% unsec. sr. notes due 2013 $300.0 6.875% unsec. sr. discount notes due 2013(4) 932.7 8.875% unsec. sr. notes due 2016 1,210.0 TOTAL $10,653.5 Book value excluding fair market value adjustments as required by purchase accounting; Please see appendix for reconciliation of non-GAAP figures to the most comparable GAAP numbers As of March 1, 2006 $291 million of the notes were repurchased via a change of control offer, which was funded with new term loan debt borrowed by Dex Media West In December 2005, $317 million of the notes were repurchased via a tender offer and consent solicitation, which was funded with new term loan debt borrowed by R.H. Donnelley Inc. Includes partial month accretion

Pro Forma Capitalization Adjustments include $150 million of additional bank debt at Dex West and repayments made during January 2006 Issuance of additional debt at RHD Corp., excluding partial month accretion. Includes accretion of Dex' discount notes Does not take into account any fair market value adjustments as required by purchase accounting; please see appendix for reconciliation of non-GAAP figures to the most comparable GAAP numbers Assuming 73 million shares, which is consistent guidance for adjusted weighted average diluted shares as of February 22, 2006, and a stock price of $65.62 as of January 31, 2006 RHD Capitalization ($ millions) Bank Debt $4,131 $135(1) $4,266 Notes 4,241 2,147(2) 6,388 Less: Cash (11) (54) (65) Net Debt 8,361 2,228 10,589 Market Value of Common Equity(4) 4,790 -- 4,790 Total Enterprise Value $13,151 $2,228 $15,379 RHD + Dex 1/31/2006 Approx. 12/31/05(3) Adjustments(3) 1/31/2006

Index of Schedules Schedule 1: Index of schedules Schedule 2: RHD: Reconciliation of publication sales for Sprint-branded directories to net revenue - GAAP for the year ended December 31, 2002 Schedule 3: RHD: Reconciliation of publication sales for Sprint-branded and AT&T-branded directories to net revenue - GAAP for the years ended December 31, 2004 and December 31, 2003 Schedule 4: RHD: Reconciliation of publication sales for Sprint-branded and AT&T-branded directories to net revenue - GAAP for the years ended December 31, 2005 and December 31, 2004 Schedule 5: RHD: Reconciliation of net revenue-GAAP to net revenue-Adjusted for the years ended December 31, 2005, December 31, 2004 and December 31, 2003 Schedule 6: RHD: Reconciliation of non-GAAP measures related to fiscal year 2006 guidance Schedule 7: Reconciliation of Dex Media, Inc. debt balances excluding fair market value adjustments to debt balance - GAAP as of January 31, 2006 Schedule 8: Notes to Schedules

RHD: Reconciliation Of Pub. Sales To Net Revenue FY02 (Unaudited) Amounts in millions, except for percentages and per share amounts Schedule 2 See accompanying Notes to Schedules

RHD: Reconciliation Of Pub. Sales To Net Revenue FY03 & FY04 (Unaudited) Amounts in millions, except for percentages and per share amounts Schedule 3 See accompanying Notes to Schedules

(Unaudited) Amounts in millions, except for percentages and per share amounts Schedule 4 RHD: Reconciliation Of Pub. Sales To Net Revenue FY04 & FY05 See accompanying Notes to Schedules 2005 (1),(2) 2004 (1),(2) Reconciliation of publication sales for Sprint-branded and AT&T-branded directories to net revenue -GAAP and net revenue -adjusted and net revenue -adjusted pro forma Publication sales - Sprint-branded directories 593.5 $ 567.8 $ Publication sales - Sprint-branded directories - percentage change over prior year 4.5% Adjustments for changes in directory publication date(s) (0.6) Publication sales disclosed in December 31, 2004 Form 10K 567.2 Publication sales - AT&T-branded directories 433.4 445.9 Publication sales - AT&T-branded directories - percentage change over prior year -2.8% Adjustments for changes in directory publication date(s) 17.3 Publication sales disclosed in December 31, 2004 Form 10K 463.2 Less pre-acquisition publication sales for AT&T-branded directories not recognized as revenue in current period due to purchase accounting - (277.3) Less current period publication sales for Sprint-branded directories not recognized as revenue in current period due to the deferral method of accounting (230.3) (221.0) Less current period publication sales for AT&T-branded directories not recognized as revenue in current period due to the deferral method of accounting (225.6) (158.4) Plus net revenue reported in the period for publication sales from prior periods for Sprint-branded directories 216.3 209.3 Plus net revenue reported in the period for publication sales from prior periods for AT&T-branded directories 158.3 - Net directory advertising revenue 945.6 583.0 Pre-press publishing revenue 13.0 Other revenue 11.0 7.1 Net revenue - GAAP 956.6 $ 603.1 $ Twelve Months Ended December 31,

(Unaudited) Amounts in millions, except for percentages and per share amounts Schedule 5 RHD: Net Revenue - GAAP to Net Revenue Adjusted FY03 - FY05 See accompanying Notes to Schedules

RHD: Reconciliation Of Net Income To EBITDA FY03 - FY05 (Unaudited) Amounts in billions, except for percentages and per share amounts Schedule 6 See accompanying Notes to Schedules Full Year 2006 Outlook Reconciliation of advertising sales (3) outlook to net revenue -GAAP outlook and net revenue -adjusted pro forma outlook Advertising sales outlook 2.70 $ Less pre-acquisition advertising sales for Dex-branded directories not recognized as revenue in current period due to purchase accounting (0.15) Less current period advertising sales for directories not recognized as revenue in current period due to the deferral method of accounting (1.17) Plus net revenue reported in the period for advertising sales from prior periods 0.48 Other revenue 0.01 Net revenue - GAAP outlook 1.87 $ Plus pro forma net revenue that would have been recognized during the period absent purchase accounting adjustments required under GAAP assuming the Dex Media transaction had occurred on January 1, 2006 0.86 Net revenue - Adjusted pro forma outlook 2.73 $

RHD: Reconciliation Of Net Income To EBITDA FY03 - FY05 Cont'd (Unaudited) Amounts in billions, except for percentages and per share amounts Schedule 6 Cont'd Full Year 2006 Outlook Reconciliation of adjusted pro forma EBITDA outlook to operating income - GAAP outlook Adjusted pro forma EBITDA outlook 1.46 $ Less pro forma depreciation and amortization (0.37) Adjusted pro forma operating income outlook 1.09 $ Less revenue from Dex-branded directories that published prior to the acquisition that would have been recognized during the period absent purchase accounting adjustments required under GAAP, excluding January 2006 (0.72) Plus expenses from Dex-branded directories that published prior to the acquisition that would have been recognized during the period absent purchase accounting adjustments required under GAAP, net of amortized deferred cost uplift, on Dex and AT&T sales contracts as of their respective acquisition dates, excluding January 2006 0.01 Less Dex Media net operating income impact for the month of January 2006 (0.05) Operating income - GAAP outlook 0.33 $ See accompanying Notes to Schedules

RHD: Reconciliation Of Net Income To EBITDA FY03 - FY05 Cont'd (Unaudited) Amounts in billions, except for percentages, per share amounts and where noted Schedule 6 Cont'd Full Year 2006 Outlook Calculation of adjusted pro forma EBITDA margin outlook Adjusted pro forma net revenue outlook 2.73 $ Adjusted pro forma EBITDA outlook 1.46 Adjusted pro forma EBITDA margin outlook 53.5% Full Year 2006 Outlook Reconciliation of cash flow from operations - GAAP outlook to free cash flow outlook Cash flow from operations outlook - GAAP 0.78 $ Less: Additions to fixed assets and computer software (0.08) Free cash flow outlook 0.70 $ Full Year 2006 Outlook (millions) Reconciliation of expected diluted shares outstanding - GAAP to expected adjusted diluted shares outstanding Expected diluted shares - GAAP outlook 71 Additional expected shares from common stock equivalents 2 Expected adjusted diluted shares outstanding 73 See accompanying Notes to Schedules

RHD: Reconciliation Of Dex Debt Balance as of January 31, 2006 (Unaudited) Amounts in millions Schedule 7 See accompanying Notes to Schedules

Notes To Schedules (Unaudited) Amounts in billions, except for percentages, per share amounts and where noted Schedule 8 RHD publication sales represent the total billable value of advertising sold in directories that published during the period. Beginning in 2006, RHD will begin using the term "advertising sales", which is substantially the same as publication sales. If events occur during the current period that affect the comparability of publication sales to the prior year period, such as changes in directory publication dates, then prior year sales are adjusted to conform to the current period presentation and to maintain comparability. As a result of the SPA Acquisition and AT&T transaction (formerly known as SBC) and the related financings and associated accounting,management believes that the 2004 and 2003 results reported in accordance with GAAP are not comparable, nor do they reflect the Company's underlying operational or financial performance. Additionally, these considerations with respect to the AT&T transaction will also affect the comparability of our 2004 and 2005 reported GAAP results. Accordingly, management is presenting adjusted pro forma information that, among other things, eliminates the purchase accounting effects of each acquisition and assumes the AT&T transaction and related financing occurred at the beginning of the year presented and certain other adjustments. Management believes that the presentation of this adjusted pro forma information will help financial statement users better and more easily compare current period underlying operating results against what the combined company performance would more likely have been in the comparable prior period. While management believes the adjusted pro forma results reasonably represent results as if the businesses had been combined for the full years 2003 and 2004, because of the differences in the application of accounting policies and practices between the Company and the acquired entities, management does not believe these adjusted pro forma amounts are strictly comparable, nor are they necessarily indicative of results for future periods. The pro forma results assume that the appropriate pro rata portion of the revenues and direct costs of directories acquired in connection with the SPA Acquisition and AT&T transaction that published prior to the respective acquisition, plus directories that published during the month of each acquisition, were recognized during the period pursuant to the deferral and amortization method. As a result of purchase accounting, these pre-acquisition revenues and expenses are not included in reported GAAP results. For the periods prior to the AT&T transaction, pro forma interest expense assumes that the transaction occurred at the beginning of the periods presented and is based on the incremental debt actually incurred at the time of the acquisition and the interest rate in effect at the time of the acquisition with no assumption of additional debt repayments. As a result of purchase accounting required by GAAP, we recorded the deferred directory costs related to directories that were scheduled to publish subsequent to each of the SPA Acquisition and AT&T transaction, at their fair value, determined as (a) the estimated billable value of the published directory less (b) the expected costs to complete the directories, plus (c) a normal profit margin. We refer to this purchase accounting entry as "cost uplift." This "cost uplift" with respect to each transaction has also been removed in the adjusted pro forma results. Advertising sales represent the total billable value of print and online products in the period in which the billing commences. If events occur during the current period that affect the comparability of sales to the prior year period, such as changes in directory publication dates, then prior year sales are adjusted to conform to the current period presentation and to maintain comparability.